SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 1, 2026

Vylor Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-43376	41-2930124
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7100 NW 62nd Avenue, Johnston, Iowa	50131
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, including area code: (833) 267-8382

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Registrant	Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Vylor Inc.	Common Stock, $0.01 par value	VYLR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement

Exchange Offers and Consent Solicitations

On October 1, 2026 (the “Settlement Date”), Vylor Inc. (“Vylor”) completed its previously announced (i) private offers to exchange (with respect to each series, an “Exchange Offer” and together, the “Exchange Offers”) any and all of the outstanding senior notes of the series listed in the table below issued by EIDP, Inc., a Delaware corporation (“EIDP” and such notes, collectively, the “EIDP Notes”), to the extent held by eligible holders, for a corresponding series of Vylor Notes (as defined below) and (ii) related consent solicitations (the “Consent Solicitations”) made by Vylor on behalf of EIDP to adopt certain proposed amendments to the indentures governing the EIDP Notes (the “Proposed Amendments”). The Exchange Offers and Consent Solicitations were not registered under the Securities Act of 1933, as amended (the “Securities Act”), or any state or foreign securities laws.

The table below sets forth the aggregate principal amounts of EIDP Notes that were validly tendered pursuant to the Exchange Offers and Consent Solicitations and the aggregate principal amounts of EIDP Notes accepted for exchange. Such accepted EIDP Notes have been retired and canceled and will not be reissued. Following such cancellation, the aggregate principal amounts of the EIDP Notes set forth below remain outstanding.

Title of Series of EIDP Notes	CUSIP No. and ISIN of EIDP Notes	Aggregate Principal Amount Tendered	Aggregate Principal Amount Accepted	Aggregate Principal Amount Outstanding Following Settlement
2.300% Senior Notes due 2030	263534CP2 US263534CP24	$434,841,000	$434,839,000	$65,161,000
5.125% Senior Notes due 2032	263534CS6 US263534CS62	$476,214,000	$476,214,000	$23,786,000
4.800% Senior Notes due 2033	263534CR8 US263534CR89	$527,584,000	$527,584,000	$72,416,000

As previously announced, on August 20, 2026, following receipt, as of the early tender deadline on August 19, 2026, of the requisite consents to adopt the Proposed Amendments, EIDP entered into a fourth supplemental indenture with U.S. Bank Trust Company, National Association (the “Trustee”), amending the base indenture governing the EIDP Notes and each of the supplemental indentures governing the respective series of EIDP Notes, to effect the Proposed Amendments with respect to each series of EIDP Notes. The Proposed Amendments became operative upon the Settlement Date.

Notes Offering

In connection with the settlement of the Exchange Offers and Consent Solicitations, on October 1, 2026, Vylor issued $1,438,218,000 aggregate principal amount of senior notes in exchange for the EIDP Notes accepted for exchange in the Exchange Offers, consisting of $434,741,000 aggregate principal amount of Senior Notes due 2030 (the “2030 Notes”), $475,977,000 aggregate principal amount of Senior Notes due 2032 (the “2032 Notes”) and $527,500,000 aggregate principal amount of Senior Notes due 2033 (the “2033 Notes” and, together with the 2030 Notes and the 2032 Notes, the “Vylor Notes”).

The 2030 Notes bear interest at a rate of 2.300% per year, payable on January 15 and July 15 of each year commencing on January 15, 2027, and mature on July 15, 2030. The 2032 Notes bear interest at a rate of 5.125% per year, payable on May 15 and November 15 of each year commencing on November 15, 2026, and mature on May 15, 2032. The 2033 Notes bear interest at a rate of 4.800% per year, payable on May 15 and November 15 of each year commencing on November 15, 2026, and mature on May 15, 2033.

The issuance of the Vylor Notes was not registered under the Securities Act or any state or foreign securities laws, and the Vylor Notes were issued only in transactions exempt from, or not subject to, the registration requirements of the Securities Act. The Vylor Notes were offered and issued only to persons reasonably believed to be qualified institutional buyers in reliance on Section 4(a)(2) of the Securities Act and to certain non-U.S. persons in transactions outside the United States in reliance on Regulation S under the Securities Act.

Indenture

The Vylor Notes were issued pursuant to an indenture, dated as of August 31, 2026, between Vylor and the Trustee (the “Vylor Base Indenture”), as supplemented by the Second Supplemental Indenture, dated as of October 1, 2026, between Vylor and the Trustee (the “Vylor Second Supplemental Indenture” and, together with the Vylor Base Indenture, the “Vylor Indenture”). The Vylor Indenture provides for customary events of default, which, if any of them occurs, may cause the principal of and accrued interest on the Vylor Notes to become, or to be declared, due and payable. Events of default include, among others, nonpayment of principal or interest, breach of other covenants or agreements in the Vylor Indenture and certain events of bankruptcy or insolvency. The Vylor Indenture also provides for customary redemption provisions. The Vylor Notes are senior unsecured obligations of Vylor and are not guaranteed by any other person.

This summary does not purport to be complete and is qualified in its entirety by reference to the Vylor Base Indenture and the Vylor Second Supplemental Indenture, filed as Exhibits 4.1 and 4.2 hereto and incorporated by reference herein.

Registration Rights Agreement

Vylor has entered into a registration rights agreement, dated as of October 1, 2026 (the “Registration Rights Agreement”), among Vylor and Morgan Stanley & Co. LLC, J.P. Morgan Securities LLC and BofA Securities, Inc., as lead dealer managers, and each of the additional dealer managers described therein, pursuant to which Vylor has agreed to use its commercially reasonable efforts to file with the Securities and Exchange Commission a registration statement with respect to an exchange offer for the Vylor Notes or a shelf registration statement for the resale of the Vylor Notes and to complete such exchange offer within 366 days from the Settlement Date.

This summary does not purport to be complete and is qualified in its entirety by reference to the Registration Rights Agreement, filed as Exhibit 4.6 hereto and incorporated by reference herein.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 2.03.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Index

Exhibit Number	Description

4.1	Indenture, dated as of August 31, 2026, between Vylor Inc. and U.S. Bank Trust Company, National Association, as trustee.

4.2	Second Supplemental Indenture, dated as of October 1, 2026, between Vylor Inc. and U.S. Bank Trust Company, National Association, as trustee.

4.3	Form of 2.300% Senior Notes due 2030 (included in Exhibit 4.2 above).

4.4	Form of 5.125% Senior Notes due 2032 (included in Exhibit 4.2 above).

4.5	Form of 4.800% Senior Notes due 2033 (included in Exhibit 4.2 above).

4.6	Registration Rights Agreement, dated as of October 1, 2026, among Vylor Inc., Morgan Stanley & Co. LLC, J.P. Morgan Securities LLC and BofA Securities, Inc., as lead dealer managers, and each of the additional dealer managers described therein.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

VYLOR INC.

Date: October 7, 2026	By:	/s/ David P. Johnson
	Name:	David P. Johnson
	Title:	Chief Financial Officer